                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------

                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transactions applies: (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
         One Liberty Plaza, 36th floor, o New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                January 30, 2003
To the Stockholders:

         The Annual Meeting of Stockholders of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") will be held at The Downtown Association,
60 Pine Street (between William and Pearl Streets), New York, New York 10005, on April 15, 2003, at 11:00 a.m., for the following purposes:

         1.       To elect directors (Proposal 1).

         2. To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending November 30, 2003 (Proposal 2).

         3. To transact any other business that may properly come before the meeting.

         The close of business on January 20, 2003 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                        By Order of the Board of Directors,

                                        Joseph Tropeano
                                        Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                       Valid Signature
------------                                       ---------------

Corporate Accounts

         (1) ABC Corp.                             ABC Corp.
         (2) ABC Corp.                             John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer     John Doe
         (4) ABC Corp. Profit Sharing Plan         John Doe, Trustee

Trust Accounts

         (1) ABC Trust                             John B. Doe, Trustee
         (2) Jane B. Doe, Trustee u/t/d 12/28/78   Jane B. Doe

Custodial or Estate Accounts

         (1) John B. Smith, Cust.                  John B. Smith
             f/b/o John B. Smith, Jr.
             UGMA
         (2) John B. Smith                         John B. Smith, Jr., Executor

                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
          One Liberty Plaza, 36th floor o New York, New York 10006-1404

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, at 11:00 a.m. on April 15, 2003 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 30, 2003. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the re-election of the one nominee for Class I director, and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending November 30, 2003. The close of business on January 20, 2003 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date there were 10,138,297 shares outstanding.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2003; Class II, 2004; and Class III, 2005. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The term of Robert F. Birch, the member of Class I, currently serving on the Board of Directors, expires at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Mr. Birch. The nominee has indicated that he will serve if elected, but if he should be unable to serve, the proxy or proxies will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         As described above, there is one nominee for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the nominee currently proposed to serve on the Board of Directors.

Information Concerning Nominees/Directors

         The following tables provide information concerning each of the five members and nominee of the Board of Directors of the Fund. The nominee is listed first in the tables under the Class I directors.

                           Position(s) Held with                                                      Number of
                           Fund and Term of Office   Principal Occupation(s)                          Portfolios in Fund
Name, Address              and Length of Time        During Past 5 Years and                          Complex Overseen
and Age                    Served                    Other Directorships Held by Director             by Director
--------------------------------------------------------------------------------------------------------------------------

Class I Nominee/Director to serve until 2006 Annual Meeting of Stockholders:

Disinterested Director

Robert F. Birch            Director, Member of the    Chairman and President, New America High                 3
c/o One Liberty Plaza,     Audit Committee, Member    Income Fund (1992-Present); Chairman of the
36th floor, New York,      of Nominating and          Board and Co-Founder,The China Business
New York 10006-1404        Compensation Committees,   Group, Inc. (1996-Present); Director of
Age 66                     Member of Executive        Brandywine Funds (2) (2001-Present).
                           Committee
                                                      Formerly, Director and Strategic Planning
                           Elected for One Year       Consultant, Dewe Rogerson, Ltd. (1994-1998)
                           Term/Director since June
                           2002

         The terms of the Class II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

                           Position(s) Held with                                                      Number of
                           Fund and Term of Office    Principal Occupation(s)                         Portfolios in Fund
Name, Address              and Length of Time         During Past 5 Years and                         Complex Overseen
and Age                    Served                     Other Directorships Held by Director            by Director
--------------------------------------------------------------------------------------------------------------------------

Class II Director to serve until 2004 Annual Meeting of Stockholders:

Disinterested Director

Rodman L. Drake            Director, Member of the    Director and/or Trustee of several investment            3
c/o One Liberty Plaza,     Audit Committee,           companies (3) advised by Hyperion Capital
36th floor, New York,      Chairman of Nominating     Management, Inc. (1989-Present); Co-founder,
New York 10006-1404        and Compensation           Baringo Capital LLC (2002-Present); Director,
Age 60                     Committees                 Animal Medical Center (2002-Present);
                                                      Director, Hotelevision, Inc. (1999-Present);
                           Elected for Two Year       Chairman, Metro Cash Card International
                           Term/Director since June   (1999-Present).  Director, Parsons
                           2002                       Brinckerhoff, Inc. (1995-Present); Director,
                                                      Absolute Quality Inc. (2000- Present);
                                                      Trustee of Excelsior Funds (33)
                                                      (1994-Present).

                                                      Formerly, President, Continuation Investments
                                                      Group Inc. (1997-2001); Director, Alliance
                                                      Group Services, Inc.  (1998-2001).

                           Position(s) Held with                                                      Number of
                           Fund and Term of Office    Principal Occupation(s)                         Portfolios in Fund
Name, Address              and Length of Time         During Past 5 Years and                         Complex Overseen
and Age                    Served                     Other Directorships Held by Director            by Director
--------------------------------------------------------------------------------------------------------------------------

Class II Director to serve until 2004 Annual Meeting of Stockholders:

Disinterested Director

Harry E. Petersen, Jr.     Director, Member of the    Director and/or Trustee of several investment            3
c/o One Liberty Plaza,     Audit Committee, Member    companies (3) advised by Hyperion Capital
36th floor, New York,      of Compensation and        Management, Inc. or by its affiliates
New York 10006-1404        Nominating Committees,     (1992-Present).
Age 78                     Member of Executive
                           Committee                  Formerly, Senior Consultant to Cornerstone
                                                      Equity Advisors, Inc. (1998-2001); Senior
                           Elected for Two Year       Consultant to Potomac Babson Inc. (1995-1998).
                           Term/Director since June
                           2002

Class III Director to serve until 2005 Annual Meeting of Stockholders:

Interested Director

Lewis S. Ranieri*          Director, Member of the   Chairman and Chief Executive Officer of                   3
c/o One Liberty Plaza,     Executive Committee       Ranieri & Co., Inc. (since 1988); President of
36th floor, New York,                                LSR Hyperion Corp., a general partner of the
New York 10006-1404        Elected for Three Year    limited partnership that is the general
Age 56                     Term/Director since       partner of Hyperion Partners L.P. ("Hyperion
                           June 2002                 Partners") (since 1988); Director and Chairman
                                                     of the Board of Hyperion Capital Management,
                           Chairman/Elected          Inc. (since June 2002); Director and President
                           annually since June 2002  of Hyperion Funding II Corp., the general partner of the limited partnership that is the
                                                     general partner of Hyperion Partners II, L.P.
                                                     (Hyperion Partners II) (since 2002); Chairman
                                                     and President of various other direct and
                                                     indirect subsidiaries of Hyperion Partners (since
                                                     1989) and Hyperion Partners II (since 1995);
                                                     Chairman of the Board (1989-December 1998 and
                                                     June 2002 through present) and/or Director
                                                     (since 1989) of several investment companies
                                                     (3) advised by Hyperion Capital Management, Inc.
                                                     or by its affiliates.

                                                     Formerly, Director and Vice Chairman of the
                                                     Board of Hyperion Capital Management, Inc.
                                                     (from November 1998 through June 2002);
                                                     Director and Chairman of the Board of Hyperion
                                                     Capital Management, Inc. (1989-November 1998);
                                                     Director and Chairman of Bank United Corp.,
                                                     and Director of Bank United (1988-2001);
                                                     Director of Lend Lease Hyperion Mortgage
                                                     Opportunity Fund, Inc. (formerly, Equitable
                                                     Real Estate Hyperion Mortgage Opportunity
                                                     Fund, Inc.) and Lend Lease Hyperion High Yield
                                                     Commercial Mortgage Fund, Inc. (formerly,
                                                     Equitable Real Estate Hyperion High Yield
                                                     Commercial Mortgage Fund, Inc.) (1995-1999).

--------------------------
* Mr. Ranieri is an "interested person" as defined in the 1940 Act, because of his affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

                           Position(s) Held with                                                      Number of
                           Fund and Term of Office   Principal Occupation(s)                          Portfolios in Fund
Name, Address              and Length of Time        During Past 5 Years and                          Complex Overseen
and Age                    Served                    Other Directorships Held by Director             by Director
--------------------------------------------------------------------------------------------------------------------------

Class III Director to serve until 2005 Annual Meeting of Stockholders:

Disinterested Director

Leo M. Walsh, Jr.          Director, Chairman of     Director and/or Trustee of several investment             3
c/o One Liberty Plaza,     the Audit Committee,      companies (3) advised by Hyperion Capital
36th floor, New York,      Member of Nominating      Management, Inc. or by its affiliates
New York 10006-1404        and Compensation          (1989-Present); Financial Consultant for Medco
Age 70                     Committees                Health Solutions Inc. (formerly Merck-Medco
                                                     Managed Care LLC) (1994-Present); Director of
                           Elected for Three Year    Lend Lease Hyperion Mortgage Opportunity Fund,
                           Term/Director since       Inc. (formerly, Equitable Real Estate Hyperion
                           June 2002                 Mortgage Opportunity Fund, Inc.) and Lend
                                                     Lease Hyperion High Yield CMBS Fund, Inc.
                                                     (formerly, Equitable Real Estate Hyperion High
                                                     Yield Commercial Mortgage Fund, Inc.)
                                                     (1999-Present).

Officers of the Fund

         The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected six officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2002 fiscal year. An asterisk (*) indicates a person is an "interested persons" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:

                                                      Term of Office and
Name, Address                  Position(s) Held       Length of Time          Principal Occupation(s)
and Age                        with Fund              Served                  During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Lewis S. Ranieri*              Chairman               Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza, 36th                           Since June 2002         Directors."
floor, New York, New York
10006-1404
Age 56

                                                      Term of Office and
Name, Address                  Position(s) Held       Length of Time          Principal Occupation(s)
and Age                        with Fund              Served                  During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Clifford E. Lai*               President              Elected Annually        President (since November 1998) of
c/o One Liberty Plaza, 36th                           Since June 2002         Hyperion Capital Management, Inc.
floor, New York, New York                                                     (March 1993-Present); President (since
10006-1404                                                                    June 1997) of Hyperion 2005 Investment
Age 48                                                                        Grade Opportunity Term Trust, Inc. (Senior
                                                                              Vice President from April 1993 to June
                                                                              1997); President of The Hyperion Total
                                                                              Return Fund, Inc. (since October 1995);
                                                                              Director and Chairman of the Board of the
                                                                              Lend lease Hyperion High-Yield CMBS Fund,
                                                                              Inc. (since October 2000); Senior Vice
                                                                              President of the Lend Lease Hyperion
                                                                              High-Yield Commercial Mortgage Fund, Inc.
                                                                              (November 1998-December 1999); Senior Vice
                                                                              President  of the Equitable Real Estate
                                                                              Hyperion High-Yield Commercial Mortgage
                                                                              Fund, Inc. (September 1995-November 1998)

John Dolan*                    Vice President         Elected Annually        Chief Investment Strategist
c/o One Liberty Plaza, 36th                           Since June 2002         (1998-Present)and Chief Investment Officer
floor, New York, New York                                                     (since 2002) of Hyperion Capital
10006-1404                                                                    Management, Inc.
Age 49

Patricia A. Sloan*             Vice President         Elected Annually        Consultant of Ranieri & Co., Inc.
c/o One Liberty Plaza                                 Since June 2002         (2000-Present).  Formerly, Secretary,
36th floor, New York                                                          Director and/or Trustee of several
New York 10006-1404                                                           investment companies (3) advised by
Age 59                                                                        Hyperion Capital management, Inc. or by
                                                                              its affiliates (1989-2002).

Joseph Tropeano*               Secretary              Elected Annually        Director and Compliance Officer, Hyperion
c/o One Liberty Plaza,                                Since June 2002         Capital Management, Inc. (1993-Present);
36th floor, New York, New                                                     Secretary and Compliance Officer of
York 10006-1404                                                               several investment companies (3) advised
Age 40                                                                        by Hyperion Capital Management, Inc.
                                                                              (1994-Present); Secretary and Compliance
                                                                              Officer, Lend Lease Hyperion Capital
                                                                              Advisors, LLC (1995-Present); Secretary
                                                                              and Compliance Officer of Lend Lease
                                                                              Hyperion High-Yield CMBS Fund, Inc.
                                                                              (1998-Present).

                                                                              Formerly, Assistant Secretary and
                                                                              Compliance Officer, AIG Hyperion Inc.
                                                                              (1994-2002); Vice President and Compliance
                                                                              Officer, Hyperion Distributors, Inc.
                                                                              (1994-1998).

                                                      Term of Office and
Name, Address                  Position(s) Held       Length of Time          Principal Occupation(s)
and Age                        with Fund              Served                  During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Thomas F. Doodian*             Treasurer              Elected Annually        Managing Director, Chief Operating Officer
c/o One Liberty Plaza, 36th                           Since June 2002         (1998-Present) and Director of Finance and
floor, New York, New York                                                     Operations, Hyperion Capital Management,
10006-1404                                                                    Inc. (July 1995-Present).  Treasurer of
Age 43                                                                        several investment companies (3) advised
                                                                              by Hyperion Capital Management, Inc.
                                                                              (February 1998- Present).

Fund Shares owned by Directors and Officers

         The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all funds overseen by each Director in the Fund Complex as of November 30, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                                                                    Funds Overseen by Director
                                                  Dollar Range of Equity            or Nominee in Family of
         Name of Director                         Securities in the Fund            Investment Companies
         ---------------------------------------------------------------------------------------------------------------
         Robert F. Birch                          $50,001-$100,000                  $50,001-$100,000
         Rodman L. Drake                          $10,001-$50,000                   $10,001-$50,000
         Harry E. Petersen, Jr.                   None                              $1-$10,000
         Lewis Ranieri                            None                              None
         Leo M. Walsh, Jr.                        $50,001-$100,000                  Over $100,000

         As of January 20, 2003, each Director's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund, and as a group, the Directors and officers of the Fund own beneficially less than 1% of the Fund.

Principal Holders

         To the best of the Fund's knowledge, as of January 20, 2003, no person owned beneficially more than 5% of the Fund's outstanding shares.

Interested Persons

         Mr. Ranieri serves as a Director and Chairman of the Board of the Advisor. As a result of his service with the Advisor and certain affiliations with the Advisor as described below, the Fund considers Mr. Ranieri to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Committees and Board of Directors' Meetings

         The Fund has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen and Birch, all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee which is filed herein as Exhibit A. The Audit Committee did not meet in 2002 because the Fund commenced operations in July 2002. The Report of the Audit Committee is presented below. During the last fiscal year of the Fund, the full Board of Directors met two times. All of the Directors attended both Board meetings. The Fund has a Nominating and a Compensation Committee. The Nominating and Compensation Committees presently consist of Messrs. Drake, Birch, Petersen and Walsh. Because there were no vacancies on the Board, the Nominating Committee did not meet in 2002. The function of the Nominating Committee is to recommend candidates for election to the Board as independent directors. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Fund. The function of the Compensation Committee is to determine the compensation paid to the independent directors. The Compensation Committee met once during 2002. The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Birch, Petersen and Ranieri. The function of the Executive Committee is to approve dividends for the Fund when the full Board of Directors cannot meet. The Executive Committee did not meet during 2002.

Report of the Audit Committee

         On January 15, 2003, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the year ended November 30, 2002. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard
No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by Section 30(e) of the Investment Company Act of 1940, as amended and Rule 30e-1 thereunder for the year ended November 30, 2002.

Leo M. Walsh, Jr. - Audit Committee Chairman
Rodman L. Drake - Audit Committee Member
Harry E. Petersen, Jr. - Audit Committee Member
Robert F. Birch - Audit Committee Member

Compensation of Directors and Executive Officers

         No remuneration was paid by the Fund to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Fund. Each director of the Fund, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $10,000 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting. The following table sets forth information concerning the compensation received by directors for the twelve month period ended November 30, 2002.

                                                                       Total Directors' Compensation
                                Directors' Compensation                from the Fund and the Fund
                                from the Fund                          Complex*
--------------------------------------------------------------------------------------------------------------------
Robert F. Birch                 $7,000                                 $39,607
Rodman L. Drake                 $7,000                                 $28,750
Harry E. Petersen, Jr.          $7,000                                 $38,125
Leo M. Walsh, Jr.               $7,000                                 $38,125

-----------------
*Total number of registered investment companies in fund complex is currently three (The Hyperion Total Return Fund, Inc., Hyperion Strategic Mortage Income Fund, Inc. and Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.). From June 2002 to December 2002, there were four funds in the complex, including the Hyperion 2002 Term Trust, Inc. which closed in December 2002.

Compliance With Section 16 Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended November 30, 2002, all filing requirements applicable to the Fund's officers, directors, and greater than ten-percent beneficial owners were complied with, except that all of the initial Form 3 filings were late because of an administrative error.

Required Vote

         Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund present or represented by proxy at the Annual Meeting.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Fund will consider, and it is expected that they will recommend, the selection of PricewaterhouseCoopers LLP ("PwC") as independent accountants of the Fund for the fiscal year ending November 30, 2003 at a meeting scheduled to be held on March 11, 2003. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by PwC that at November 30, 2002 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

Audit Fees

         The Fund will pay PwC $50,000 for its audit of the Fund's November 30, 2002 financial statements. During 2002, the total audit fees paid to PwC for all of the funds (consisting of the Fund, The Hyperion Total Return Fund, Inc., Hyperion 2005 Investment Grade Opportunity Term Trust, Inc and Hyperion 2002 Term Trust, Inc.), was $187,000.

Financial Information Systems Design and Implementation

         The Fund did not pay PwC for any other professional services relating to the Fund's financial information for the fiscal year ended November 30, 2002. Hyperion Capital Management, Inc. (the "Advisor") is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). The Advisor did not pay PwC for any other professional services relating to the Advisor's financial information systems for the fiscal year ended November 30, 2002.

All Other Fees

         The Fund paid PwC $8,410.00 for other non-audit professional services for the fiscal year ended November 30, 2002. The Advisor, Hyperion Partners or Hyperion Ventures did not pay PwC for any other professional services for the fiscal year ended November 30, 2002. The Fund's Audit Committee has determined that the provision of the services by PwC to the Advisor, Hyperion Partners or Hyperion Ventures is compatible with maintaining PwC's independence.

Required Vote

         Ratification of the selection of PwC as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION

The Advisor

         The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 36th floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Advisor is responsible for overall management of the Fund's business affairs. As of December 31, 2002, the Advisor had $6.8 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the MBS and ABS markets.

         The Advisor is a subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM, L.L.C. ("LSR") owns 61.75% of HHI. LSR Hyperion Corp. is the managing member of LSR. Lewis S. Ranieri is the sole shareholder of LSR Hyperion Corp.

         Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Chairman of the Board of the Advisor and Chairman and Director of the Fund. Mr. Andrew Carter is Vice Chairman of the Advisor, but does not serve on the Advisor's Board of Directors. Clifford E. Lai, the President of the Fund, is the President and a Director of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits. Mr. John Feeney is a Director and Managing Director, Marketing of the Advisor. Mr. John H. Dolan is a Director and Managing Director, Chief Investment Officer of the Advisor and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, and Mr. Joseph Tropeano, Secretary of the Fund, are also employees of the Advisor.

         The Advisor provides advisory services to several other registered investment companies which invest in MBS. Its management includes several individuals with extensive experience in originating, evaluating and investing in MBS, RMBS and ABS, and in using hedging techniques. Lewis S. Ranieri was instrumental in the development of the secondary MBS market and the creation and development of secondary markets for conventional mortgage loans, COs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and U.S. Government guaranteed areas. Clifford E. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation. John
H. Dolan, Director and Chief Investment Officer of the Advisor, will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dolan was recently appointed to Chief Investment Officer of the Advisor and has served as Chief Investment Strategist of the Advisor since 1998. Formerly, Mr. Dolan was Managing Director at Bankers Trust.

The Administrator

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a fee monthly at an annual rate of 0.20% of its average weekly assets. For the period July 26, 2002 through November 30, 2002, the Administrator earned $99,521 in Administration fees, of which the Administrator waived $4,201. In addition, the Administrator has entered into Administration Agreements with two other investment companies, with the following fee structure:

Name                                           Administration Fee
-----------------------------------------------------------------------------------------------------------------------
                                               a monthly fee paid at an annual rate of:
The Hyperion Total Return Fund, Inc.           0.20% of its average weekly net assets

                                               a monthly fee paid at an annual rate of:
Hyperion 2005 Investment Grade                 0.17% of the first $100 million of its average weekly net assets
Opportunity Term Trust, Inc.                   0.145% of the next $150 million
                                               0.12% of any amounts above $250 million

Investment Companies Managed by the Advisor

         In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                        Approximate Net Assets
Name of Fund                                  Investment Advisory Fees                  at November 30, 2002
----------------------------------------------------------------------------------------------------------------------
The Hyperion Total Return Fund, Inc.          0.65% of its average weekly net assets    $282,568,434

Hyperion 2005 Investment Grade                0.65% of its average weekly net assets    $167,288,677
Opportunity Term Trust, Inc.

The Sub-Advisor

         As noted above, the Advisor, has engaged the Sub-Advisor to provide sub-investment advisory services for investments in CMBS. The Sub-Advisor, a registered investment advisor, is a Delaware limited liability company, organized on June 2, 1995, and as of May 31, 2002, managed approximately $1.29 billion in CMBS. The business address of the Sub-Advisor and its officers and managers is One Liberty Plaza, 165 Broadway, 37th Floor, new York, New York 10006-1404.

Brokerage Commissions

         The Fund paid an aggregate of $712.50 in brokerage commissions, including futures commissions, on its securities purchases during its last fiscal year, all of which were paid to entities that are not affiliated with the Fund or the Advisor.

         The Advisor and the Sub-Advisor have discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and the Sub-Advisor and to select the markets in which such transactions are to be executed. The Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor and the Sub-Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor and the Sub-Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor and the Sub-Advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934). The Advisor and the Sub-Advisor are also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor and the Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor or the Sub-Advisor exercise investment discretion. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor and the Sub-Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor or the Sub-Advisor, and not all such services may be used by the Advisor or the Sub-Advisor in connection with the Fund.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 1, 2003.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing and assembling material in connection with this solicitation of proxies will be borne by the Fund. The cost of mailing material in connection with this solicitation of proxies will be borne by the Advisor. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Fund, Hyperion Capital Management, Inc., or Georgeson Shareholder, paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be approximately $5,000. The Fund's agreement with Georgeson Shareholder provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.


January 30, 2003

                                    EXHIBIT A

                The Hyperion Strategic Mortgage Income Fund, Inc.

                             AUDIT COMMITTEE CHARTER

                              Adopted June 18, 2002

1. Requirements for Membership: The Audit Committee shall consist of at least three directors, each of whom has no relationship to the company, or its management, that may interfere with the exercise of their independence from management and the company ("Independent"). The restrictions contained in Attachment A to this Charter shall apply to every Committee member.

At least one member of the Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Committee.

2.       Responsibilities: The Audit Committee's responsibilities are:

         a. oversight of the company's accounting and financial reporting policies and practices, its system of internal controls and, as appropriate, the internal controls of certain service providers;

         b. oversight of the quality and objectivity of the company's financial statements and the independent audit thereof;

         c. maintenance of a liaison between the independent auditors and the Board of Directors; and

         d. evaluation of the external auditors, and recommendation to the Board of Directors as to selection, retention, or termination of the external auditor.

3.       Duties and Powers: The duties and powers of the Audit Committee are:

         a. oversight of the external independent auditors; using meetings with the auditors, including private meetings, as desired by the committee or the auditors: (i) to review the plan for and the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustment to the statements recommended by the auditors, or other matters arising from the audit; (iii) to consider the auditors' comments with respect to financial policies, procedures, and internal control, and to consider management's responses to the comments; and (iv) to review the form of opinion the auditors propose to submit to the Board of Directors and the shareholders;

         b. Consideration of the effect of any changes in accounting principles or practices proposed by management or the auditors;

         c. Review of security valuation procedures employed with respect to any asset or class of asset for which there is not a readily determinable market value;

         d. Evaluation of the independence of the auditors, including receipt and evaluation of specific reports and representations from the auditors as to any other services provided to the company and any services provided to management or any affiliate; discussion with the auditors with respect to any disclosed relationships that may impact the objectivity and independence of the auditors; and recommendation to the Board of Directors as to any action considered appropriate to ensure the independence of the auditors;

         e. Recommendation to the Board of Directors on the selection, retention or termination of the auditors;

                  (The external auditors are ultimately accountable to the Board of Directors and audit committee, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the external auditors or to nominate the external auditors to be proposed for shareholder approval in any proxy statement.)

         f.       Review the auditors' charges to the company for services;

         g. Investigate any improprieties or suspected improprieties in company activities;

         h. Report its activities to the Board of Directors on a regular basis and make any recommendations deemed necessary or appropriate.

4. The Committee shall meet on a regular basis and may hold special meetings, as desired. Such meetings shall include meetings with management, as appropriate.

5. The Committee has the authority to retain special counsel and other experts or consultants as it deems appropriate to discharge its responsibilities.

6. The Committee shall review and assess the adequacy of this charter on an annual basis.

                                  ATTACHMENT A
                             AUDIT COMMITTEE CHARTER
                INDEPENDENCE REQUIREMENT OF INDEPENDENT DIRECTORS

In addition to the definition of Independent provided in the text of the Charter, the following restrictions shall apply to every audit committee member:

         a. Employees. A director who is an employee (including non-employee executive officers) of the company or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the Audit Committee after three years following the termination of the relationship between the company and the former parent or predecessor.

         b. Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or (ii) who has a direct business relationship with the company (e.g., a consultant) may serve on the Audit Committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated.

                  "Business Relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the company.

         c. Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the company's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

         d. Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

                  "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

                                     PROXY

                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.

                 THIS PROXY SOLICITED ON BEHALF OF THE DIRECTORS

         The undersigned hereby appoints Clifford E. Lai and JOSEPH TROPEANO each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on April 15, 2003 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
COMMENTS:



--------------------------------------------------------------------------------

                                                                           14475

                        ANNUAL MEETING OF STOCKHOLDERS OF
                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
                                 April 15, 2003

Please date, sign and mail your proxy card
in the envelope provided as soon as
possible.
                                              ----------------------------------
                                              COMPANY NUMBER
                                              ----------------------------------
                                              ACCOUNT NUMBER
                                              ----------------------------------
                                              NUMBER OF SHARES
                                              ----------------------------------

                Please detach and mail in the envelope provided.

--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                         DIRECTOR AND "FOR" PROPOSAL 2.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]
--------------------------------------------------------------------------------
1.       Election of Director Nominee (Class I)


                                               NOMINEES
[ ]      FOR ALL NOMINEES               ( )    Robert F. Birch

[ ]      WITHHOLD AUTHORITY FOR
         ALL NOMINEES

[ ]      FOR ALL EXCEPT
         (See instructions below)

Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)

                                                 For       Against       Abstain
2.       Ratification or rejection of the        [ ]         [ ]           [ ]
         selection of independent
         accountants (a vote "For" is a vote
         for ratification).

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director in Proposal 1 and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund in Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.[ ]

Please check if you plan on attending the meeting. [ ]

Signature of Stockholder ___________________________________   Date:___________

Signature of Stockholder ___________________________________   Date:___________


Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.